UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2005


                           SOUTHWEST COMMUNITY BANCORP

             Incorporated Under the Laws of the State of California


     000-50545                                              30-0136231
Commission File Number                      I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On April 19, 2005, Southwest Community Bancorp issued its earnings release for the first quarter ended March 31, 2005. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Southwest Community Bancorp does not intend for this Item 2 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.


Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not Applicable.

(b)  Pro Forma Financial Information

     Not Applicable.

(c)  List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated April 19, 2005, announcing results of operations and financial condition as of the quarter ended March 31, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    SOUTHWEST COMMUNITY BANCORP

DATE: April 19, 2005                                By: /s/ Frank J. Mercardante
                                                        ------------------------
                                                        Frank J. Mercardante
                                                        Chief Executive Officer